UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 –	Reports to Stockholders – [ INSERT REPORT ]

Jennison Blend Fund, Inc.

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

February 15, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Blend Fund, Inc. informative and useful. In March 2005, Jennison Associates assumed full management of the Fund’s assets and the Fund became part of the JennisonDryden Fund family. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Blend Fund, Inc.

Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of Jennison Blend Fund, Inc. (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	17.66%	14.59%	113.85%	404.96%
Class B	16.81	10.35	98.58	1,555.26
Class C	16.81	10.37	98.60	159.28
Class Z	17.96	16.04	N/A	110.71
S&P 500 Index[3]	4.91	2.75	138.33	***
Russell 1000® Index[4]	6.27	5.48	143.00	****
Lipper Large-Cap Core Funds Avg.[5]	4.84	–4.01	111.23	*****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	11.19%	1.61%	7.29%	10.30%
Class B	11.81	1.80	7.10	12.52
Class C	15.81	1.99	7.10	8.70
Class Z	17.96	3.02	N/A	7.87
S&P 500 Index[3]	4.91	0.54	9.07	***
Russell 1000® Index[4]	6.27	1.07	9.29	****
Lipper Large-Cap Core Funds Avg.[5]	4.84	–0.95	7.59	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are 432.65% for Class A; 2,042.30% for Class B; 232.80% for Class C; and 128.37% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 11.08% for Class A, 13.77% for Class B, 11.11% for Class C, and 8.76% for Class Z.

****Russell 1000 Index Closest Month-End to Inception cumulative total returns are 453.52% for Class A; 2,016.78% for Class B; 239.49% for Class C; and 132.37% for Class Z. Russell 1000 Index Closest Month-End to Inception average annual total returns are 11.35% for Class A, 13.72% for Class B, 11.30% for Class C, and 8.95% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 368.14% for Class A; 1,516.11% for Class B; 182.46% for Class C; and 101.71% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 9.95% for Class A, 11.99% for Class B, 9.32% for Class C, and 7.22% for Class Z.

Jennison Blend Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 12/31/05
General Electric Co./Industrial Conglomerates	2.7%
Freeport-McMoRan Copper & Gold, Inc. (Class B)/Metals & Mining	2.3
Cia Vale do Rio Doce ADR (Brazil)/Metals & Mining	2.2
Google, Inc. (Class A)/Internet Software & Services	2.1
UnitedHealth Group, Inc./Healthcare Providers & Services	2.1

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/05
Metals & Mining	8.6%
Oil, Gas & Consumable Fuels	7.0
Software	6.6
Capital Markets	6.0
Pharmaceuticals	5.4

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

An excellent performance in a weak market

The Fund had an excellent return over the reporting period ended December 31, 2005, outperforming both of its benchmark indexes and the Lipper Average of comparable funds by more than 10 percentage points. Prior to March 22, 2005, the Fund included segments managed by GE Asset Management and Salomon Brothers. Jennison Associates assumed 100% responsibility for the Fund on that date. During the declining markets of the first calendar quarter, the returns of all segments of the Fund clustered closely near the return of the S&P 500 Index. Consequently, the Fund’s outperformance over the full year is due to Jennison’s holdings in the remaining portion of the year. The following discussion applies to Jennison’s portfolio.

The strong performance was achieved in a mixed U.S. economic environment. Stocks started the reporting period strong, but began to retrace gains as oil prices climbed to record highs. Investors worried about elevated prices for energy commodities, higher inflation, and rising interest rates. High energy prices reduced the discretionary income of consumers and businesses. As a result, the energy and utilities sectors of the benchmark led the market. Economically sensitive sectors, such as consumer discretionary, trailed. However, the U.S. economy showed its resilience as GDP grew an estimated 3.6% over the full year. Core inflation (which excludes food and energy), although rising, remained well contained. Solid growth in productivity, married with employment and income growth, continued. Corporations in the S&P 500 Index achieved another year of double-digit profit gains.

Energy holdings benefited from rising oil prices

The Fund’s energy holdings were its best performers, even outperforming the exceptional return of the energy sector of the S&P 500 Index. The Fund magnified the benefit of its excellent stock selection by overweighting this sector compared with the Index. As global demand for oil outstripped supply, the price per barrel neared $70, confirming our bullish expectations. Our exploration and production (E&P) companies, including Nexen, Suncor Energy, and EOG Resources, became increasingly profitable. This enabled them to spend more to increase their production and/or replenish their reserves. These expenditures added to the revenues of energy equipment and services companies, such as the Fund’s holdings Halliburton and GlobalSantaFe. We will continue to focus on E&P companies that we believe can increase production from long-lived reserves, and on energy equipment and services companies that will profit from increased E&P spending. In our opinion, oil companies have underinvested for decades, exacerbating the tight supplies, while global demand has steadily increased. Therefore, we believe that after this cycle reaches its peak, investment will remain at a higher level of activity and will continue longer than we are accustomed to seeing.

Jennison Blend Fund, Inc.	5

Your Fund’s Performance (continued)

Excellent stock selection in healthcare and materials

The Fund’s healthcare positions outpaced the comparable sector of the S&P 500 Index. A diverse group of holdings contributed to the performance, including biotechnology company Genentech, service provider WellPoint, equipment provider St. Jude Medical, and pharmaceutical company Roche. Genentech, which returned approximately 70% over the reporting period, benefited from positive news about many of its drugs. We remain confident in Genentech’s outlook because of its innovative and growing portfolio of oncology products, improving pipeline, strong balance sheet, free cash flow, and operating efficiency.

Stock selection within the metals & mining industry was strong. Companhia Vale do Rio Doce, Freeport McMoRan Copper & Gold (see Comments on Largest Holdings for both), and Phelps Dodge all contributed to the Fund’s outperformance as they continued to benefit from positive supply/demand fundamentals. The tight supply and high demand for iron ore, copper, and gold, particularly from developing countries such as China and India, have led to rising prices.

Technology holdings varied

Google (see Comments on Largest Holdings), Apple Computer, and Marvell Technology Group led the Fund’s technology holdings, but Mercury Interactive and Research in Motion offset some of their gains. Google’s shares have appreciated nearly 140% since our initial purchase in December 2004. Its revenues have grown at a triple-digit pace, driven by its sponsored search query business, while its earnings (revenues minus expenses) have developed even faster due to the operating efficiencies that accompany this pace of growth.

Apple, another stellar performer, is seeing extraordinary growth, driven by the continued strength of iPod sales, which have also created a “halo effect” for Macintosh sales. Apple has been introducing new products at a rapid pace, including the latest iteration of its highly successful iPod family, the Nano. The Nano uses flash-based memory to combine a sleek form factor with power and capacity heretofore only available on the larger and highly successful Mini. It represents a further step in solidifying Apple’s leading position in the portable/downloadable music market. Further introductions of audio and video/photography products are likely.

Software holding Mercury Interactive hurt performance as the company warned that its third-quarter sales would fall short of forecasts and as a formal regulatory probe into past stock-option grants was announced. We closed the position in October because we lost confidence in company management. Subsequently, the company’s CEO, CFO, and general counsel resigned. Research in Motion shares fell because of patent disputes and increased competition across its business segments. We exited the position in August.

6	Visit our website at www.jennisondryden.com

Our financials and consumer staples holdings outperformed

Whole Foods market continued to experience strong sales and margins and increased its square footage. Its dividend boost and $200 million share repurchase program are indications of its commitment to long-term shareholder value. The Fund’s position benefited. In addition, on December 27, Standard & Poor’s announced that Whole Foods would be added to the S&P 500 Index, triggering a year-end share-price spike.

We underweighted the weak consumer discretionary sector

The portfolio benefited from a lower weighting and a higher return than the S&P 500 Index in the weak consumer discretionary sector. However, the sector included two significant detractors. eBay fell due to investors’ disappointment in its U.S. growth rate. However, its international growth and on-line payment service PayPal performed better than expected, mitigating the overall growth slowdown. We remain confident in eBay’s growth prospects as PayPal and the international units continue to grow rapidly. Our position in Starbucks declined in 2005 because of growing concerns about the stock’s high valuation and its ability to maintain its growth rate. We thought the potential gain from holding the position was limited and sold it during the third quarter, taking profits over our initial costs.

Our industrials fell

The only sector that detracted from the Fund’s return was industrials. Two of the weakest performers were United Parcel Services (UPS) and Tyco International. UPS had issues with the implementation of its new package flow technology and fears of losing market share to FedEx. We felt UPS’ competitive situation worsened and exited the position. Tyco, a manufacturing and services conglomerate, issued statements guiding analysts’ earnings forecasts down twice in two consecutive quarters. Although we were disappointed by the lowered guidance, we believe the stock fell far more than was warranted. Moreover, the turnaround initiated by Tyco’s new management continues. Overall, Tyco is now one of the cheapest of the large-cap multi-industry industrials when comparing its share price to its free cash flow. We expect that gap to close as Tyco continues to improve.

Outlook

The growth-style portion of the portfolio includes companies with above-average growth and solid prospects. After two years of contracting price-to-earnings multiples, the market is likely undervalued, unless the interest rate and inflation outlooks darken considerably. In the value-style portion, we continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings. We are particularly interested in firms with existing catalysts for outperformance in the near-to-intermediate term.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Blend Fund, Inc.	7

Comments on Largest Holdings

2.7% General Electric Co./Industrial Conglomerates

GE is a diversified conglomerate. We expect that after several years of lackluster earnings, strength in its industrial businesses can accelerate growth. We also believe that earnings can rise over the next year or two in GE’s energy, transportation, and commercial/consumer finance divisions. In addition, investors may be willing to pay a higher multiple of earnings should businesses that are expected to be stable as the economic recovery matures instead produce positive earnings surprises. We believe GE is fundamentally sound, with 8% organic revenue growth that is roughly twice that of its peers. The catalyst for this stock is that it trades at a multiple comparable to that of its peers while GE is growing twice as quickly.

2.3% Freeport-McMoRan Copper & Gold, Inc./Metals & Mining

Freeport-McMoRan owns 91% of Freeport Indonesia, which owns large reserves of copper and gold. Demand for these metals keeps rising, driven by rapid growth in developing countries such as China and India, and processing capacity is increasing, but the supply of basic ore is limited. We expect these dynamics to drive prices higher for some time. Freeport-McMoRan is very well positioned to benefit.

2.2% Cia Vale do Rio Doce/Metals & Mining

Cia Vale do Rio Doce is the world’s largest iron miner, accounting for 30% of the ocean-shipped iron ore. Demand for steel keeps rising, driven by rapid growth in developing countries such as China and India. Steel processing capacity is increasing, but the supply of basic ore is limited. We expect these dynamics to drive prices higher for some time. Cia Vale do Rio Doce is very well positioned to benefit.

2.1% Google, Inc./Internet Software & Services

Google provides Web search and on-line advertising services on the Internet and is expanding into other Internet-related businesses. We have confidence in its near-term business momentum, and are optimistic about the intermediate and long term. We believe that future innovation will continue to make this an appealing investment in a business that is still early in its growth cycle.

2.1% UnitedHealth Group, Inc./Healthcare Providers & Services

UnitedHealth Group is a Health Maintenance Organization (HMO). Investors have become increasingly positive about the market opportunity presented to HMOs by the Medicare Reform Bill. They also are benefiting from deceleration in the rate of growth in medical costs and a rational pricing environment. UnitedHealth Group’s acquisition of PacifiCare added to its earnings. We continue to like its prospects.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison Blend Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Blend Fund, Inc.		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,163.70	0.90%	$4.91
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Class B	Actual	$1,000.00	$1,159.70	1.65%	$8.98
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class C	Actual	$1,000.00	$1,159.70	1.65%	$8.98
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class Z	Actual	$1,000.00	$1,165.30	0.65%	$3.55
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2005 (to reflect the six-month period).

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of December 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.5%
COMMON STOCKS

Aerospace & Defense 2.6%
879,100	Honeywell International, Inc.	$32,746,475
243,000	Lockheed Martin Corp.	15,462,090

		48,208,565

Beverages 1.4%
430,086	PepsiCo, Inc.	25,409,481

Biotechnology 3.4%
298,600	Amgen, Inc.(a)	23,547,596
215,800	Genentech, Inc.(a)	19,961,500
373,199	Gilead Sciences, Inc.(a)	19,641,463

		63,150,559

Capital Markets 6.0%
637,700	Bank of New York Co., Inc. (The)	20,310,745
1,469,200	Charles Schwab Corp., (The)	21,553,164
98,900	Goldman Sachs Group, Inc.	12,630,519
528,800	Merrill Lynch & Co., Inc.	35,815,624
216,900	UBS AG	20,638,035

		110,948,087

Chemicals 1.0%
442,700	E.I. du Pont de Nemours & Co.	18,814,750

Commercial Banks 1.8%
441,900	Bank of America Corp.(b)	20,393,685
415,400	Royal Bank of Scotland Group PLC (United Kingdom)	12,542,832

		32,936,517

Commercial Services & Supplies 1.1%
697,600	Waste Management, Inc.	21,172,160

Communications Equipment 1.6%
826,400	Nokia OYJ ADR (Finland)	15,123,120
328,900	QUALCOMM, Inc.	14,169,012

		29,292,132

Computers & Peripherals 1.1%
275,200	Apple Computer, Inc.(a)	19,784,128

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	11

Portfolio of Investments

as of December 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Consumer Finance 1.4%
504,800	American Express Co.	$25,977,008

Diversified Financial Services 1.0%
388,200	Citigroup, Inc.	18,839,346

Electric Utilities 1.5%
537,600	Exelon Corp.	28,568,064

Energy Equipment & Services 4.6%
725,900	GlobalSantaFe Corp.	34,952,085
395,300	Halliburton Co.(b)	24,492,788
700,200	Weatherford International, Ltd.(a)	25,347,240

		84,792,113

Food & Staples Retailing 2.4%
1,334,100	Kroger Co. (The)(a)	25,187,808
257,200	Whole Foods Market, Inc.(b)	19,904,708

		45,092,516

Food Products 1.2%
557,503	Cadbury Schweppes PLC ADR (United Kingdom)	21,346,790

Healthcare Equipment & Supplies 1.7%
67,400	Alcon, Inc.	8,735,040
442,900	St. Jude Medical, Inc.(a)	22,233,580

		30,968,620

Healthcare Providers & Services 3.0%
328,800	Caremark Rx, Inc.(a)	17,028,552
624,100	UnitedHealth Group, Inc.	38,781,574

		55,810,126

Hotels, Restaurants & Leisure 1.2%
676,000	GTECH Holdings Corp.	21,456,240

Household Products 2.5%
214,300	Kimberly-Clark Corp.	12,782,995
583,939	Procter & Gamble Co.	33,798,389

		46,581,384

Independent Power Producers & Energy Traders 1.6%
582,000	TXU Corp.	29,210,580

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Industrial Conglomerates 4.1%
1,450,200	General Electric Co.	$50,829,510
884,800	Tyco International, Ltd.	25,535,328

		76,364,838

Insurance 4.2%
547,200	American International Group, Inc.	37,335,456
672,700	Axis Capital Holdings Ltd.	21,042,056
209,200	Loews Corp.	19,842,620

		78,220,132

Internet & Catalog Retail 1.6%
668,200	eBay, Inc.(a)	28,899,650

Internet Software & Services 3.5%
94,100	Google, Inc. (Class A)(a)(b)	39,038,326
668,800	Yahoo!, Inc.(a)(b)	26,203,584

		65,241,910

Media 1.0%
583,200	Viacom, Inc. (Class B)	19,012,320

Metals & Mining 8.6%
982,500	Cia Vale Do Rio Doce ADR (Brazil)(b)	40,420,050
786,500	Freeport-McMoRan Copper & Gold, Inc. (Class B)	42,313,699
451,900	Inco Ltd.(b)	19,689,283
1,642,900	Newcrest Mining Ltd. (Australia)	29,158,125
195,800	Phelps Dodge Corp.	28,169,746

		159,750,903

Multi-line Retail 2.2%
289,200	Federated Department Stores, Inc.	19,182,636
382,300	Target Corp.	21,015,031

		40,197,667

Multi-Utilities 1.3%
539,300	Sempra Energy	24,182,212

Office Electronics 1.4%
1,777,100	Xerox Corp.(a)(b)	26,034,515

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of December 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Oil, Gas & Consumable Fuels 7.0%
455,450	Apache Corp.	$31,207,434
766,900	Nexen, Inc.	36,527,447
420,000	Occidental Petroleum Corp.(b)	33,549,600
449,900	Suncor Energy, Inc. (Canada)	28,376,849

		129,661,330

Pharmaceuticals 5.4%
666,200	Novartis AG ADR (Switzerland)	34,962,176
1,176,700	Pfizer, Inc.	27,440,644
305,000	Roche Holding AG ADR (Switzerland)	22,829,586
341,000	Sanofi-Aventis ADR (France)	14,969,900

		100,202,306

Semiconductors & Semiconductor Equipment 4.3%
637,800	Intel Corp.	15,919,488
443,500	Marvell Technology Group Ltd.(a)	24,875,915
508,700	Maxim Integrated Products, Inc.	18,435,288
635,600	Texas Instruments, Inc.(b)	20,383,692

		79,614,383

Software 6.6%
743,200	Adobe Systems, Inc.	27,468,672
841,935	Computer Associates International, Inc.	23,734,148
349,900	Electronic Arts, Inc.(a)(b)	18,303,269
853,200	Microsoft Corp.	22,311,180
288,400	NAVTEQ Corp.(a)(b)	12,652,108
390,400	SAP AG ADR (Germany)(b)	17,595,328

		122,064,705

Specialty Retail 1.6%
405,600	Chico’s FAS, Inc.(a)(b)	17,818,008
188,700	Lowe’s Cos., Inc.	12,578,742

		30,396,750

Textiles, Apparel & Luxury Goods 1.0%
531,700	Coach, Inc.(a)	17,726,878

Tobacco 1.6%
399,700	Altria Group, Inc.	29,865,584

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Wireless Telecommunication Services 1.0%
798,000	Sprint Nextel Corp.	$18,641,280

	Total long-term investments (cost $1,450,086,967)	1,824,436,529

SHORT-TERM INVESTMENT 12.0%

Mutual Fund 12.0%
	Dryden Core Investment Fund - Taxable Money Market Series
222,780,537	(cost $222,780,537; includes $182,242,342 of cash collateral received for securities on loan; Note 3)(c)(d)	222,780,537

	Total Investments 110.5% (cost $1,672,867,504; Note 5)	2,047,217,066
	Liabilities in excess of other assets (10.5%)	(194,283,368)

	Net Assets 100.0%	$1,852,933,698

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $179,977,738; cash collateral of $182,242,342 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of December 31, 2005 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Fund (including 9.8% of collateral received for securities on loan)	12.0%
Metals & Mining	8.6
Oil, Gas & Consumable Fuels	7.0
Software	6.6
Capital Markets	6.0
Pharmaceuticals	5.4
Energy Equipment & Services	4.6
Semiconductors & Semiconductor Equipment	4.3
Insurance	4.2
Industrial Conglomerates	4.1
Internet Software & Services	3.5
Biotechnology	3.4
Healthcare Providers & Services	3.0
Aerospace & Defense	2.6
Household Products	2.5
Food & Staples Retailing	2.4
Multi-line Retail	2.2
Commercial Banks	1.8
Healthcare Equipment & Supplies	1.7
Specialty Retail	1.6
Tobacco	1.6
Communications Equipment	1.6
Independent Power Producers & Energy Traders	1.6
Internet & Catalog Retail	1.6
Electric Utilities	1.5
Office Electronics	1.4
Consumer Finance	1.4
Beverages	1.4
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.2
Food Products	1.2
Commercial Services & Supplies	1.1
Computers & Peripherals	1.1
Media	1.0
Diversified Financial Services	1.0
Chemicals	1.0
Wireless Telecommunications Services	1.0
Textiles, Apparel & Luxury Goods	1.0

110.5
Liabilities in excess of other assets	(10.5)

100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2005	ANNUAL REPORT

Jennison Blend Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments, at value including securities on loan of $179,977,738:
Unaffiliated investments (cost $1,450,086,967)	$1,824,436,529
Affiliated investments (cost $222,780,537)	222,780,537
Cash	335,524
Foreign currency, at value (cost $19,670)	19,738
Receivable for investments sold	2,053,403
Dividends and interest receivable	2,012,964
Receivable for Fund shares sold	1,055,283
Prepaid expenses	61,230
Tax reclaim receivable	27,162

Total assets	2,052,782,370

Liabilities
Collateral for securities on loan	182,242,342
Payable for investments purchased	10,629,875
Payable for Fund shares reacquired	4,589,568
Accrued expenses	837,860
Management fee payable	749,204
Distribution fee payable	541,808
Transfer agent fee payable	240,668
Deferred directors’ fees payable	17,347

Total liabilities	199,848,672

Net Assets December 31, 2005	$1,852,933,698

Net assets were comprised of:
Common stock, at par	$1,031,236
Paid-in capital in excess of par	1,606,522,811

1,607,554,047
Undistributed net investment income	1,288,574
Accumulated net realized loss on investments, foreign currency and financial futures transactions	(130,258,552)
Net unrealized appreciation on investments, foreign currencies and financial futures transactions	374,349,629

Net assets December 31, 2005	$1,852,933,698

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,560,189,259 ÷ 86,602,667 shares of common stock issued and outstanding)	$18.02
Maximum sales charge (5.5% of offering price)	1.05

Maximum offering price to public	$19.07

Class B
Net asset value, offering price and redemption price per share ($198,830,514 ÷ 11,263,373 shares of common stock issued and outstanding)	$17.65

Class C
Net asset value, offering price and redemption price per share ($35,960,625 ÷ 2,036,937 shares of common stock issued and outstanding)	$17.65

Class Z
Net asset value, offering price and redemption price per share ($57,953,300 ÷ 3,220,662 shares of common stock issued and outstanding)	$17.99

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	19

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $304,779)	$23,333,435
Affiliated dividend income	836,220
Affiliated income from securities loaned, net	193,555
Unaffiliated interest	352

Total income	24,363,562

Expenses
Management fee	8,262,405
Distribution fee—Class A	3,587,809
Distribution fee—Class B	2,349,219
Distribution fee—Class C	347,191
Transfer agent’s fee and expenses (including affiliated expense of $2,127,000)	2,881,000
Reports to shareholders	300,000
Custodian’s fees	216,000
Registration fees	80,000
Legal fees and expenses	41,000
Directors’ fees	40,000
Insurance	37,000
Audit fee	18,000
Miscellaneous	12,913

Total expenses	18,172,537

Net investment income	6,191,025

Realized And Unrealized Gain (Loss) On Investments, Foreign Currencies and Financial Futures Transactions
Net realized gain (loss) on:
Investment transactions	267,505,309
Foreign currency transactions	(101,744)
Financial futures transactions	(60,485)

267,343,080

Net change in unrealized appreciation (depreciation) on:
Investments	9,049,644
Financial futures contracts	1,800
Foreign currencies	(1,371)

9,050,073

Net gain on investments, foreign currencies and financial futures transactions	276,393,153

Net Increase In Net Assets Resulting From Operations	$282,584,178

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,191,025	$12,536,711
Net realized gain on investments, foreign currency and financial futures transactions	267,343,080	113,467,852
Net change in unrealized appreciation on investments, foreign currencies and financial futures contracts	9,050,073	34,838,710

Net increase in net asset resulting from operations	282,584,178	160,843,273

Dividends from net investment income (Note 1)
Class A	(4,962,208)	(12,451,648)
Class Z	(286,881)	(847,219)

	(5,249,089)	(13,298,867)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	80,915,807	71,128,490
Net asset value of shares issued in reinvestment of dividends	4,981,556	12,657,698
Cost of shares reacquired	(347,573,596)	(461,141,563)

Net decrease in net assets from Fund share transactions	(261,676,233)	(377,355,375)

Total increase (decrease)	15,658,856	(229,810,969)

Net Assets
Beginning of year	1,837,274,842	2,067,085,811

End of year(a)	$1,852,933,698	$1,837,274,842

(a) Includes undistributed net investment income of:	$1,288,574	$448,382

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	21

Notes to Financial Statements

Jennison Blend Fund, Inc., (formerly known as Strategic Partners Equity Fund, Inc.), (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value

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that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. As of December 31, 2005, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Jennison Blend Fund, Inc.	23

Notes to Financial Statements

Cont’d

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

The use of derivative transactions involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. At fiscal year end, there were no open financial futures contracts.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Jennison Blend Fund, Inc.	25

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). Prior to March 22, 2005, the Fund included segments managed by GE Asset Management and Salomon Brothers. Jennison Associates assumed 100% responsibility for the Fund on that date. The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .47 of 1% for the year ended December 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $310,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Fund that for the year ended December 31, 2005, it received approximately $308,200 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2005, the Fund incurred approximately $430,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2005, Wachovia and Prudential Equity Group (“Prudential Equity”) earned $12,528 and $54,029, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

PIM is the securities lending agent for the Fund. For the year ended December 31, 2005, PIM has been compensated by the Fund in the amount of approximately $79,400 for these services.

Jennison Blend Fund, Inc.	27

Notes to Financial Statements

Cont’d

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005, aggregated $1,775,875,395 and $2,035,983,695, respectively.

As of December 31, 2005, the Fund had securities on loan with an aggregate market value of $179,977,738. The Fund received $182,242,342 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended December 31, 2005, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investments, foreign currency and financial future transactions by $101,744 due to foreign currency reclassification. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2005, 2004, the character of dividends paid, as reflected in the Statement of Changes of Net Assets of $5,249,089 and $13,298,867, respectively, was ordinary income.

As of December 31, 2005, the accumulated undistributed earnings on a tax basis was $1,336,861 of ordinary income. This amount differs from undistributed investment income on the Statement of Assets and Liabilities primarily due to timing differences.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2005 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$1,686,299,810	$382,715,184	$21,797,928	$360,917,256	$69	$360,917,325

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributable to appreciation of foreign currency.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2005, of approximately $116,826,200, of which $116,826,200 expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of such carryforward. During the fiscal year ended December 31, 2005, the Fund utilized approximately $247,602,000 of its prior year carryforward.

Lastly, the Fund elected to treat net post-October currency losses of approximately $31,000 incurred in the two month period ended December 31, 2005 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Jennison Blend Fund, Inc.	29

Notes to Financial Statements

Cont’d

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	3,277,433	$54,301,120
Shares issued in reinvestment of distributions	286,517	4,697,095
Shares reacquired	(18,061,474)	(286,687,393)

Net increase (decrease) in shares outstanding before conversion	(14,497,524)	(227,689,178)
Shares issued upon conversion from Class B	5,821,023	94,125,600

Net increase (decrease) in shares outstanding	(8,676,501)	$(133,563,578)

Year ended December 31, 2004:
Shares sold	2,156,971	$30,965,446
Shares issued in reinvestment of distributions	811,884	11,818,749
Shares reacquired	(18,818,349)	(270,165,170)

Net increase (decrease) in shares outstanding before conversion	(15,849,494)	(227,380,975)
Shares issued upon conversion from Class B	7,391,294	106,622,368

Net increase (decrease) in shares outstanding	(8,458,200)	$(120,758,607)

Class B
Year ended December 31, 2005:
Shares sold	833,209	$12,979,221
Shares reacquired	(2,611,788)	(40,477,101)

Net increase (decrease) in shares outstanding before conversion	(1,778,579)	(27,497,880)
Shares reacquired upon conversion into Class A	(5,927,349)	(94,125,600)

Net increase (decrease) in shares outstanding	(7,705,928)	$(121,623,480)

Year ended December 31, 2004:
Shares sold	1,179,895	$16,596,900
Shares reacquired	(3,909,340)	(54,924,216)

Net increase (decrease) in shares outstanding before conversion	(2,729,445)	(38,327,316)
Shares reacquired upon conversion into Class A	(7,528,898)	(106,622,368)

Net increase (decrease) in shares outstanding	(10,258,343)	$(144,949,684)

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Class C	Shares	Amount
Year ended December 31, 2005:
Shares sold	226,312	$3,656,921
Shares reacquired	(722,043)	(11,195,900)

Net increase (decrease) in shares outstanding	(495,731)	$(7,538,979)

Year ended December 31, 2004:
Shares sold	280,513	$3,936,422
Shares reacquired	(806,074)	(11,352,860)

Net increase (decrease) in shares outstanding	(525,561)	$(7,416,438)

Class Z
Year ended December 31, 2005:
Shares sold	579,555	$9,978,545
Shares issued in reinvestment of dividends	17,307	284,461
Shares reacquired	(588,897)	(9,213,202)

Net increase (decrease) in shares outstanding	7,965	$1,049,804

Year ended December 31, 2004:
Shares sold	1,373,872	$19,629,722
Shares issued in reinvestment of dividends	58,750	838,949
Shares reacquired	(8,750,886)	(124,699,317)

Net increase (decrease) in shares outstanding	(7,318,264)	$(104,230,646)

Jennison Blend Fund, Inc.	31

Financial Highlights

Class A
Year Ended December 31, 20005(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.36

Income (loss) from investment operations
Net investment income	.07
Net realized and unrealized gain (loss) on investment and foreign currencies	2.65

Total from investment operations	2.72

Less Dividends and Distributions
Dividends from net investment income	(.06)
Distributions from net realized capital gains	—

Total distributions	(.06)

Net asset value, end of year	$18.02

Total Return(a):	17.66%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,560,189
Average net assets (000)	$1,435,124
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.93%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	.46%
For Class A, B, C and Z shares:
Portfolio turnover rate	102%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2004(b)	2003(b)	2002(b)	2001

$14.16	$10.82	$14.06	$16.99

.12	.06	.05	.05
1.21	3.33	(3.28)	(1.99)

1.33	3.39	(3.23)	(1.94)

(.13)	(.05)	(.01)	(.02)
—	—	—	(.97)

(.13)	(.05)	(.01)	(.99)

$15.36	$14.16	$10.82	$14.06

9.44%	31.45%	(22.95)%	(12.14)%

$1,463,097	$1,468,776	$1,171,741	$1,697,621
$1,419,002	$1,274,069	$1,405,215	$1,822,036

.94%	.98%	.95%	.93%
.69%	.73%	.70%	.68%
.82%	.48%	.40%	.34%

47%	51%	49%	155%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	33

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.11

Income (loss) from investment operations
Net investment income	(.05)
Net realized and unrealized gain (loss) on investment and foreign currencies	2.59

Total from investment operations	2.54

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total distributions	—

Net asset value, end of year	$17.65

Total Return(a):	16.81%
Ratios/Supplemental Data:
Net assets, end of year (000)	$198,831
Average net assets (000)	$234,922
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.68%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income (loss)	(.30)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2004(b)	2003(b)	2002(b)	2001

$13.91	$10.67	$13.95	$16.97

— (c)	(.03)	(.04)	(.07)
1.20	3.27	(3.24)	(1.98)

1.20	3.24	(3.28)	(2.05)

—	— (c)	—	—
—	—	—	(.97)

—	—	—	(.97)

$15.11	$13.91	$10.67	$13.95

8.63%	30.39%	(23.51)%	(12.80)%

$286,638	$406,632	$491,226	$966,066
$344,619	$438,416	$736,091	$1,182,447

1.69%	1.73%	1.70%	1.68%
.69%	.73%	.70%	.68%
.03%	(.25)%	(.35)%	(.40)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	35

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.11

Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment and foreign currencies	2.59

Total from investment operations	2.54

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total dividends	—

Net asset value, end of year	$17.65

Total Return(a):	16.81%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35,961
Average net assets (000)	$34,719
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.68%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income (loss)	(.29)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2004(b)	2003(b)	2002(b)	2001

$13.91	$10.67	$13.95	$16.97

(.01)	(.03)	(.04)	(.06)
1.21	3.27	(3.24)	(1.99)

1.20	3.24	(3.28)	(2.05)

—	— (c)	—	—
—	—	—	(.97)

—	—	—	(.97)

$15.11	$13.91	$10.67	$13.95

8.63%	30.41%	(23.51)%	(12.80)%

$38,269	$42,548	$38,943	$61,722
$39,288	$39,384	$49,304	$64,197

1.69%	1.73%	1.70%	1.68%
.69%	.73%	.70%	.68%
.06%	(.26)%	(.34)%	(.40)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	37

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.34

Income (loss) from investment operations
Net investment income	.11
Net realized and unrealized gain (loss) on investment and foreign currencies	2.64

Total from investment operations	2.75

Less Dividends and Distributions
Dividends from net investment income	(.10)
Distributions from net realized gains	—

Total distributions	(.10)

Net asset value, end of year	$17.99

Total Return(a):	17.96%
Ratios/Supplemental Data:
Net assets, end of year (000)	$57,953
Average net assets (000)	$47,991
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.68%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	.72%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2004(b)	2003(b)	2002(b)	2001

$14.16	$10.83	$14.06	$16.99

.14	.09	.08	.09
1.23	3.32	(3.27)	(2.00)

1.37	3.41	(3.19)	(1.91)

(.19)	(.08)	(.04)	(.05)
—	—	—	(.97)

(.19)	(.08)	(.04)	(1.02)

$15.34	$14.16	$10.83	$14.06

9.72%	31.64%	(22.67)%	(11.93)%

$49,271	$149,130	$131,589	$202,779
$76,918	$136,562	$165,724	$225,442

.69%	.73%	.70%	.68%
.69%	.73%	.70%	.68%
.95%	.74%	.65%	.60%

Jennison Blend Fund, Inc.	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Blend Fund, Inc. (formerly Strategic Partners Equity Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

40	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, December 31, 2005 as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 2005. Accordingly, we are advising you that for the fiscal year ended December 31, 2005, the dividends of $0.056 and $0.096 paid from net investment income were for Class A and Class Z respectively.

Further, we wish to advise you that 100% of the ordinary income dividend paid in the fiscal year ended December 31, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 9.90% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate IRS Form 1099-DIV or substitute 1099-DIV.

Jennison Blend Fund, Inc.	41

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005 Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

42	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992). Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen D. Stoneburn (62), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53)(3), Chief Legal Officer since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jennison Blend Fund, Inc.	43

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

44	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Blend Fund, Inc.	45

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	11.19%	1.61%	7.29%	10.30%
Class B	11.81	1.80	7.10	12.52
Class C	15.81	1.99	7.10	8.70
Class Z	17.96	3.02	N/A	7.87

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	17.66%	2.76%	7.90%	10.69%
Class B	16.81	1.99	7.10	12.52
Class C	16.81	1.99	7.10	8.70
Class Z	17.96	3.02	N/A	7.87

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Blend Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of the month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Blend Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	476289103	476289202	476289301	476289400

MF1O1E    IFS-A114221    Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,
•	a review of the safeguards put into place by the accounting firm to safeguard independence, and
•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $50,087 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Jennison Blend Fund, Inc.

By (Signature and Title) *	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.